POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Bryce A. Roberts

and Kurt Leutzinger, sighing singly, the undersigned's true

and lawful attorney-in-fact to:

(1) execute for and on behalf of the

undersigned, in the undersigned's capacity as an

officer and/or director of Pharmasset Inc.

(the "Company"), Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act

of 1934 and the rules thereunder;

(2) execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of the Company, the Form ID Application

required to obtain EDGAR Acces Codes to complete and

execute such Forms 3, 4 or 5.

(3) do and perform any and all acts for

and on behalf of the undersigned which may be

necessary or desirable to complete and execute any

such Form 3, 4, or 5, complete and execute

any amendment or amendments thereto, and timely file

such form with the United States Securities and

Exchange Commission and any stock exchange or

similar authority; and

(4) take any other action of any type

whatsoever in connection with the foregoing which,

in the opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by, the undersigned, it being understood

that the documents executed by such attorney-in-

fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-

in-fact may approve in such attorney-in-fact's

discretion.

The undersigned hereby grants to each such attorney-

in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 28th day of October,

2008.

_/s/_ Paul Lubetkin

_____________

PHLEGAL: #1737347 v1 (118JN01!.DOC)